UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2023

XBIOTECH INC.

(Exact name of Registrant as specified in its charter)

British Columbia, Canada

(State of Incorporation)

001-37347

(Commission File Number)

N/A

(I.R.S. Employer Identification No.)

5217 Winnebago Lane Austin, Texas	78744
(Address of principal executive offices)	(Zip Code)

(512) 386-2900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	XBIT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2023, Angela Hu, who presently serves as the Financial Controller of XBiotech Inc. (the “Company”), assumed the role as the Company’s principal financial officer and principal accounting officer. Ms. Hu will succeed Queena Han, whose employment as Vice President, Finance and Human Resource ended on February 3, 2023. Ms. Han will continue to receive her regular salary through February 15, 2023, and has been assisting Ms. Hu with the transition. No material contracts, contractual modifications, or amendments have been entered at present with Ms. Hu in connection with her assumption of these roles. There are no family relationships between Ms. Hu and any director or executive officer of the Company that require disclosure under Item 401(d) of Regulation S-K. There are no transactions between Ms. Hu or any member of her immediate family, on the one hand, and the Company or any subsidiaries of the Company, on the other hand, that require disclosure under Item 404(a) of Regulation S-K. Furthermore, there are no arrangements or understandings between Ms. Hu and any other persons pursuant to which Ms. Hu agreed to assume the roles of principal financial officer and principal accounting officer.

Ms. Hu, age 39, joined XBiotech in 2015, where she managed the monthly and quarterly accounting process for payroll, stock-based compensation, accruals, pre-paids, fixed assets, budgeting, and reviewed accounting entries. Since 2017, she has been responsible for driving the quarter-end close process and preparing quarterly and yearly financial statements, supporting and filing SEC reports (including the Company’s Form 10-K, Form 10-Q, and annual proxy filings), and providing information to the Company’s external auditor and tax provider to assist them with auditing the Company’s financial statements and tax filings. She now assumes the role of Director of Finance and will lead the Company’s accounting and finance activities. In connection with her promotion, Ms. Hu’s base salary will be increased to $200,000 per annum.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2023	XBIOTECH INC.

	By:	/s/ John Simard
John Simard
Chief Executive Officer and President